
Nevada County

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH JUNE 30, 2024

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Plumas County

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government's debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index



Modoc County

PLUMAS BANCORP



Carson City

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 15

Year Established: 1980



Tulelake
Fort Bidwell
Crescent City
Davis Creek
Alturas
Cedarville
Klamath
Montague
Weed
Mt Shasta
Dunsmuir
Likely
Bieber
McArthur
Trinidad
Arcata
Eureka
Fortuna
Burney
Weaverville
Shasta Lake
Redding
Anderson
Shingletown
Lassen National Forest
Cottonwood
Mineral
Chester
Susanville
Janesville
Red Bluff
Herlong
Gerlach
Empire
Los Molinos
Corning
Orland
Chico
Paradise
Plumas National Forest
Willows
Oroville
Reno
Fernley
Fort Bragg
Willits
Mendocino
Albion
Ukiah
Lakeport
Clearlake
Grass Valley
Truckee
Tahoe National Forest
Yuba City
Tahoe City
Carson City
Silver Springs
Yerington
Lincoln
Auburn
Roseville
Folsom
Sacramento
Eldorado National Forest
Pyramid Lake

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 23

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 18

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 16

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 11

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 6

PLUMAS BANCORP

Business Model

- Branch network of 15 full-service branches and 2 lending offices.
- Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.
- Enhanced lending platform for increased efficiency and rapid decisioning.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, home equity


OREGON
CALIFORNIA
NEVADA
KLAMATH FALLS
ALTURAS
FALL RIVER MILLS
REDDING
SUSANVILLE
CHESTER
GREENVILLE
QUINCY
PORTOLA
CHICO
RENO
TRUCKEE
TAHOE CITY
KINGS BEACH
CARSON CITY
YUBA CITY
AUBURN
ELKO
5
80
80



Middle Fork

The Big Picture



Frazier Creek

- Increase of 13% in 2023
- Net Interest Income increased by $11.3 million
- 2023 Net Interest Margin of 4.71% driven by higher rates, strategic investments, and low cost of funds.

PLUMAS BANCORP



Net Income & Net Interest Margin
Thousands
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.75%
4.02%
3.63%
3.82%
4.71%
$15,512
$14,475
$21,009
$26,444
$29,776
2019
2020
2021
2022
2023



Washoe County

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate loan production in high-rate environment.
- SBA production in 2023 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP


Non-Interest Income
in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2019
2020
2021
2022
2023
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
$2,349
$3,279
$1,008
$852
$1,228
$2,464
$3,401
$2,696
$893
$1,596
$2,789
$3,419
$234
$900
$1,707 *
$1,673
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Int Rate Swap Term*
Other Income

*One-time gain in 1Q23 on interest rate swap termination.

PLUMAS BANCORP

Sale Leaseback Transaction

9 Branches

- Closed 02/14/24
  Valuation: $25.7 million
- Annual rent expense of $2.4 million (pretax)
- 15-year leases with one 15-year renewal option. Annual increases of 2%.
- Transaction gain of $19.9 million offset by loss on sale of $115 million in investment securities.



Portola Branch



Credit Admin



Chester Branch

Securities Investments

- Investment portfolio totaling $445 thousand is entirely available-for-sale.
- Investment portfolio restructure:
  - Securities totaling $115 million sold in 1Q24 with weighted average TE yield of 2.24%, resulting in $19.8 million loss.
  - Offset branch sale leaseback gain totaling $19.9 million.
  - Securities totaling $120 million purchased in 4Q23 and 1Q24 with weighted average TE yield of 5.25%.
  - Reduced asset sensitivity.
  - Average duration decreased to 5.09.
  - Average portfolio yield increased to 3.99%.



Investment Portfolio
Munis
20%
Treasuries
1%
US Gvmt agencies
28%
US Gvmt-sponsored
agencies
51%

Balances as of Jun. 30, 2024


Plumas County

Deposits and Loans

Deposit Trends and Current Composition

All core, no brokered deposits



Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$747
$974
$1,439
$1,458
$1,334
$1,305
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Jun. 30, 2024

Average interest-bearing deposit rate was 0.84% for the three months ended June 30, 2024.



Time 8%
Money Market 16%
Non-Interest Bearing 51%
Savings 25%

Balances as of Jun. 30, 2024

Deposit Detail


Consumer vs Business Accounts
Balances as of Jun. 30, 2024
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
75%
25%
46%
54%
37%
63%
48%
52%
Savings
Money Market
DDA
Total
Business
Consumer


Rate by Product
Rates for three months ended Jun. 30, 2024
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.22%
0.87%
2.86%
0.84%
Savings
Money Market
Time*
Total

Liquidity

- No deposit concentrations. Average deposit balance was approximately $33 thousand at 06/30/24.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $571 million are more than sufficient to cover uninsured, uncollateralized deposits.



Deposits
in millions
Uninsured but Collateralized, $100
Uninsured, $323
Insured, $882

Balances as of Jun. 30, 2024

Borrowings

- Outstanding BTFP borrowings:
  - $105 million
  - Rate of 4.85%
  - Prepayable with no penalties
  - Due January 17, 2025
- Outstanding correspondent bank borrowings:
  - $15 million
  - Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
  - Prepayable with no penalties
  - Due January 25, 2035
- Available borrowings:
  - $234 million from FHLB
  - $70 million from correspondent banks



Outstanding Borrowings
Correspondent Banks
13%
BTFP
87%

Balances as of Jun. 30, 2024

PLUMAS BANCORP

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 6.32% for the three months ended June 30, 2024.



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$618
$709
$839
$912
$959
$997
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Jun. 30, 2024

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.



RE/Residential 1%
Home Equity Lines 4%
RE/Construction 7%
Commercial 8%
Indirect Auto* 8%
CRE/Multi Family 9%
Agricultural 12%
CRE/Owner 24%
CRE/Investor 26%

Balances as of Jun. 30, 2024

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



100,000,000.00
90,000,000.00
80,000,000.00
70,000,000.00
60,000,000.00
50,000,000.00
40,000,000.00
30,000,000.00
20,000,000.00
10,000,000.00
-
Multi Family*
Retail
Mixed Commercial Real Estate
Investor Owned Office
Hospitality
Industrial
Residential
Mini Storage Facilities
Mixed Commercial & Residential
Gas Stations
Other Special Purpose
Owner Occupied Office
Senior Care Facility
Restaurants
Medical Buildings
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2024

*MFR includes no rent control

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS


HUMBOLDT
ELKO
PERSHING
CHURCHILL
NYE
LINCOLN
CLARK

CRE DISTRIBUTION BY REGION*

36% - NV - Western (pale green)

15% - CA - Greater Sacramento (yellow)

15% - CA - Northern Sacramento Valley (light green)

13% - CA - Northern (dark green)

7% - CA - Central Coast (orange)

6% - CA - San Joaquin Valley (chartreuse green)

3% - CA - Bay Area (pink)

2% - CA - Southern (blue)

2% - CA - Central Sierra (tan) & Southern Border (magenta)

1% - OR

.02% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2024

PLUMAS BANCORP

Agricultural Loans

- Agricultural lending balances represented 12.5% of total loans as of 06/30/24.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice
- Walnut pricing fell in 2022, resulting in about $13 million in substandard loans with sufficient collateralization, 96% of which remains on accrual. The $13 million represents about 69% of classified assets.

Ag Lending Balances


Ag Equipment
5%
Ag Operating
28%
Ag Real Estate
67%

Balances as of Jun. 30, 2024

Classified Assets

OREO: $141 thousand

- SFR on 50 acres

Non-Accrual: $2.5 million

- 34% Indirect Auto
- 25% HELOC
- 23% CRE
- 17% SBA 7(a) loans, unguaranteed portions
- 1% Commercial

63% loans under $100 thousand

Substandard Accrual: $16.3 million

- 83% Ag & Ag Real Estate
- 8% Commercial
- 7% CRE
- 1% SBA 7(a) loans, unguaranteed portions
- <1% RE Land
- <1% Indirect Auto



OREO
1%
Non-Accrual
13%
Substandard Accrual
86%

Balances as of Jun. 30, 2024


Quincy, CA

Financial Recap

PLUMAS BANCORP

Second Quarter 2024 Financial Highlights



Modoc County

Dollars in thousands (Except per share)	06/30/2024	06/30/2023	Change	% Change
Net Income	$ 6,786	$ 6,660	$ 126	1.9%
Income Before Tax	$ 9,286	$ 8,934	$ 352	3.9%
Net Interest Income	$ 18,405	$ 17,239	$ 1,166	6.8%
Net Interest Margin	4.89%	4.69%	0.2%	4.3%
ROAA	1.67%	1.70%	(0.03%)	(1.8%)
ROAE	17.1%	20.5%	(3.4%)	(16.6%)
Diluted EPS	$ 1.14	$ 1.12	$ 0.02	1.8%

PLUMAS BANCORP

2023 Financial Highlights


Whitehawk Ranch

Dollars in thousands (Except per share)	12/31/2023	12/31/2022	Change	% Change
Assets	$ 1,610,416	$ 1,621,044	$ (10,628)	(0.7%)
Deposits	$ 1,333,655	$ 1,457,809	$ (124,154)	(8.5%)
Loans	$ 958,564	$ 911,949	$ 46,615	5.11%
Loans held for sale	$ 0	$ 2,301	$ (2,301)	(100%)
Net Income	$ 29,776	$ 26,444	$ 3,332	12.6%
Income Before Tax	$ 40,211	$ 35,669	$ 4,542	12.7%
Net Interest Income	$ 69,794	$ 58,509	$ 11,285	19.3%
Net Interest Margin	4.71%	3.82%	0.89%	23.3%
ROAA	1.88%	1.61%	0.27%	16.8%
ROAE	23.4%	21.9%	1.5%	6.8%
Book Value per Share	$ 25.09	$ 20.34	$ 4.75	23.4%
Diluted EPS	$ 5.02	$ 4.47	$ 0.55	12.3%

PLUMAS BANCORP

2023 Financial Highlights – Five Year



Lassen County

Dollars in thousands (Except per share)	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19	%
Assets	$ 1,610,416	$ 1,621,044	$1,614,074	$1,111,576	$ 865,191	86%
Deposits	$ 1,333,655	$ 1,457,809	$1,438,999	$ 973,974	$ 747,324	78%
Loans	$ 958,564	$ 911,949	$ 838,587	$ 709,246	$ 617,561	55%
Loans held for sale	$ 0	$ 2,301	$ 31,277	$ 693	$ 2,123	(100%)
Nonperforming assets/total assets	0.33%	0.07%	0.33%	0.27%	0.33%	0%
Net Income	$ 29,776	$ 26,444	$ 21,009	$ 14,475	$ 15,512	92%
Net Interest Margin	4.71%	3.82%	3.63%	4.02%	4.75%	(0.8%)
Efficiency ratio	46.6%	46.9%	46.8%	50.6%	49.9%	(6.6%)
ROAA	1.88%	1.61%	1.52%	1.43%	1.82%	3.3%
ROAE	23.4%	21.9%	17.8%	15.5%	20.2%	15.8%
Book Value per Share	$ 25.09	$ 20.34	$ 23.05	$ 19.33	$ 16.36	53%
Diluted EPS	$ 5.02	$ 4.47	$ 3.76	$ 2.77	$ 2.97	69%

Recent Expansion Strategy



Modoc County



Apr '16 Opened LPO Klamath Falls, OR
Jul '15 Purchased Rabo Bank's Redding Branch
April '23 Opened Chico Branch
Dec '15 Opened Reno Branch
Oct '18 Purchased Mutual of Omaha Bank's Carson City Branch
July '21 Acquired Bank of Feather River
Branch
Loan Production Office
Redding
Chico
Yuba City
Sacramento
Modoc National Forest
Lassen National Forest

PLUMAS BANCORP



Shasta County

Challenges

- Growth opportunities
- Leadership succession
- Credit quality

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Washoe County

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- Bankers Cup – Recognizing the top 10% of Community Banks 2017-2023
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- Annual Bank Honor Roll 2022-2024
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.

- CB Top 10 – Recognizing the top 10% of Community Banks 2015-2023
  (community banks with assets between $1 billion and $5 billion)
  By CB Resource, Inc.

- 'Super Premier' Performing Bank 2015-2023
  By The Findley Reports

- Bison Select Financial Institution 2018 – 2023
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson

- Sm-All Stars Class of 2019 – 2020 & 2022
  (publicly traded on a major exchange with market cap below $2.5 billion)
  By Piper Sandler (previously Sandler O'Neill + Partners)

- Top 100 Community Banks 2019 & 2022
  Top 2% of all Community Banks 2018
  (with assets under $3 billion)
  By S&P Global Market Intelligence

- Best Performing Community Banks 2023
  (KBRA Analytics rating of C or higher)
  By Independent Community Bankers of America

- Top Performing Community Banks 2023
  (publicly traded with assets under $2 billion)
  By American Banker